Q1 2015 Earnings Results April 23, 2015

FORWARD-LOOKING STATEMENT Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 5) our continuing ability to comply with the financial covenants of our credit agreement; 6) our ability to attract and retain qualified employees in key positions or to find temporary and permanent employees with the right skills to fulfill the needs of our customers; 7) our ability to successfully complete and integrate acquisitions that we may make; and 8) other risks described in our most recent filings with the Securities and Exchange Commission (SEC). Use of estimates and forecasts: Any references made to fiscal 2015 are based on management guidance issued April 23, 2015, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Financial Comparisons All comparisons are to prior year periods unless stated otherwise. Q1 2015 Earnings Results | April 23, 2015 2

Q1 2015 HIGHLIGHTS • Record Q1 revenue and Adjusted EBITDA 1 • Strong Adjusted EBITDA margin expansion • Acquired Recruitment Process Outsourcing (RPO) and on-premise staffing businesses delivered strong results 2 • Adjusted EBITDA growth of over 50% in legacy TrueBlue 3 1 See Appendix for the definition of this non-GAAP financial term. 2 Note: Seaton was acquired on June 30, 2014. Q1 2015 Earnings Results | April 23, 2015

Q1 2015 HIGHLIGHTS Revenue Adjusted EBITDA Adjusted EBITDA Margin Adjusted Earnings Per Share 1 $ 573 $ 19 3.4% $ 0.20 Q1 2015 CHANGE 4 1 See Appendix for the definition of this non-GAAP financial term. 45% 156% 150 bps 211% Q1 2015 Earnings Results | April 23, 2015 Amounts in millions, except for earnings per share. • 44% revenue growth from Seaton. Legacy TrueBlue operations roughly flat • Adjusted EBITDA margin improvement largely driven by legacy TrueBlue • Income tax benefit of $0.03 from additional tax credits

Q1 2015 GROSS MARGIN AND ADJUSTED EBITDA MARGIN BRIDGES GROSS MARGIN ADJUSTED EBITDA MARGIN 5 Q1 2015 Earnings Results | April 23, 2015 25.1% 22.6% (2.9%) +0.4% Q1 2014 Seaton Impact Legacy TrueBlue Improvement Q1 2015 1.9% 3.4% +0.5% +1.0% Q1 2014 Seaton Impact Legacy TrueBlue Improvement Q1 2015

Q1 2015 SG&A BRIDGE 6 Q1 2015 Earnings Results | April 23, 2015 Amounts in millions. Note: Figures on this page do not sum due to rounding. $92 $112 +$20 +$1 ($2 ) Q1 2014 Seaton Impact Integration Costs Legacy TrueBlue Improvement Q1 2015

Q1 2015 HIGHLIGHTS – Legacy TrueBlue Amounts in millions. • Revenue growth of 3% excluding green energy headwind • Adjusted EBITDA margin expansion of 100 bps driven by higher gross margin and lower operating costs o Gross margin = 40 bps o Lower operating costs = 60 bps Revenue Adjusted EBITDA Adjusted EBITDA Margin $ 398 $ 11 2.9% Q1 2015 CHANGE 7 Flat 51% 100 bps Q1 2015 Earnings Results | April 23, 2015

Q1 2015 HIGHLIGHTS – Seaton Amounts in millions. • Revenue and Adjusted EBITDA exceeded expectation • Record Q1 results for on-premise staffing • Record new customer pipeline for RPO • Integration substantially complete Revenue Adjusted EBITDA Adjusted EBITDA Margin $ 176 $ 8 4.5% Q1 2015 8 Q1 2015 Earnings Results | April 23, 2015 Note: Seaton was acquired on June 30, 2014. Therefore, no comparison to Q1 2014 is presented.

- $130 - $105 $180 $95 No Debt $32 $202 $113 2012 2013 2014 Q1 2015 Total Debt Net Debt 1 0% 8% 30% 19% 2012 2013 2014 Q1 2015 DEBT AND LIQUIDITY HIGHLIGHTS Total Debt Liquidity Debt to Total Capital In millions. In millions. Q1 2015 Earnings Results | April 23, 2015 9 1 Total debt less cash and marketable securities. Note: Balances as of fiscal period end. Figures on this page may not sum due to rounding. $73 $74 $101 $152 $130 $137 $21 $18 $202 $211 $123 $170 2012 2013 2014 Q1 2015 Cash and Marketable Securities Borrowing Availability

Amounts in millions except per share data. Q2 2015 EXPECTATIONS 11 Q1 2015 Earnings Results | April 23, 2015 Total Revenue Adjusted EBITDA Adjusted EPS Non-recurring Integration Costs Intangible Asset Amortization Legacy TrueBlue $ 462 - $472 $ 26.5 - $28.5 Seaton $ 165 - $170 $ 5.5 - $6.5 Consolidated $ 627 - $642 $ 32.0 - $35.0 $ 0.37 - $0.42 $ 1.0 $ 4.5

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Adjusted net income per diluted share is a non-GAAP financial measure which excludes from net income on a per diluted share basis non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions net of tax, amortization of intangibles of acquired businesses net of tax and adjusts income taxes to a marginal rate of 40%. Adjusted net income per diluted share is a key measure used by management in evaluating performance and communicating comparable results. Adjusted net income per diluted share should not be considered a measure of financial performance in isolation or as an alternative to net income per diluted share in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See “Financial Information” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to GAAP financial results. Q1 2015 Earnings Results | April 23, 2015 NON-GAAP TERMS AND DEFINITIONS 13